                                                                    EXHIBIT 5(b)



                   [LETTERHEAD OF RICHARDS, LAYTON & FINGER]





                               November 19, 1997





American General Capital I
2929 Allen Parkway
Houston, Texas 77019-2155

                 Re:      American General Capital I

Ladies and Gentlemen:

                 We have acted as special Delaware counsel for American General Corporation, a Texas corporation (the "Company"), and American General Capital I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                 For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                 (a) The Certificate of Trust of the Trust, dated as of November 14, 1997 (the "Certificate"), as filed with the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November 14, 1997;

                 (b) The Declaration of Trust of the Trust, dated as of November 14, 1997, among the Company and the trustees of the Trust named therein;

                 (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus and prospectus supplement with respect to the Trust (jointly, the "Prospectus"), relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and

American General Capital I
November 19, 1997
Page 2


collectively, the "Preferred Securities"), filed by the Company, the Trust and others with the Securities and Exchange Commission on or about November 19, 1997;

                 (d) A form of Amended and Restated Declaration of Trust for the Trust, to be entered into among the Company, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of such Trust (including Exhibits A-1 and A-2 and Annex I thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

                 (e) A Certificate of Good Standing for the Trust, dated November 19, 1997, obtained from the Secretary of State.

                 Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

                 For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                 With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                 For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (iii) the legal capacity of natural persons who are parties to the documents examined by us,
(iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust

American General Capital I
November 19, 1997
Page 3


(collectively, the "Preferred Security Holders") of a Preferred Security Certificate (substantially in the form of Exhibit A-1 to the Declaration) for such Preferred Security and the payment for such Preferred Security, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

                 This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                 Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                 1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

                 2. The Preferred Securities of the Trust will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                 3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Declaration.

                 We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading "Validity of Securities" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our

American General Capital I
November 19, 1997
Page 4


prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,

                                             /s/ RICHARDS, LAYTON & FINGER, P.A.

BJK/bjr

                   [LETTERHEAD OF RICHARDS, LAYTON & FINGER]





                               November 19, 1997





American General Capital II
2929 Allen Parkway
Houston, Texas 77019-2155

                 Re:      American General Capital II

Ladies and Gentlemen:

                 We have acted as special Delaware counsel for American General Corporation, a Texas corporation (the "Company"), and American General Capital II, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                 For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                 (a) The Certificate of Trust of the Trust, dated as of November 14, 1997 (the "Certificate"), as filed with the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November 14, 1997;

                 (b) The Declaration of Trust of the Trust, dated as of November 14, 1997, among the Company and the trustees of the Trust named therein;

American General Capital II
November 19, 1997
Page 2



                 (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus and prospectus supplement with respect to the Trust (jointly, the "Prospectus"), relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), filed by the Company, the Trust and others with the Securities and Exchange Commission on or about November 19, 1997;

                 (d) A form of Amended and Restated Declaration of Trust for the Trust, to be entered into among the Company, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of such Trust (including Exhibits A-1 and A-2 and Annex I thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

                 (e) A Certificate of Good Standing for the Trust, dated November 19, 1997, obtained from the Secretary of State.

                 Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

                 For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                 With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                 For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (iii) the legal capacity of natural persons who are parties to the documents examined by

American General Capital II
November 19, 1997
Page 3

us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate (substantially in the form of Exhibit A-1 to the Declaration) for such Preferred Security and the payment for such Preferred Security, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

                 This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                 Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                 1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

                 2. The Preferred Securities of the Trust will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                 3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Declaration.

                 We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading "Validity of Securities" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is

American General Capital II
November 19, 1997
Page 4

required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,


                                             /s/ RICHARDS, LAYTON & FINGER, P.A.

BJK/bjr

                   [LETTERHEAD OF RICHARDS, LAYTON & FINGER]





                               November 19, 1997





American General Capital III
2929 Allen Parkway
Houston, Texas 77019-2155

                 Re:      American General Capital III

Ladies and Gentlemen:

                 We have acted as special Delaware counsel for American General Corporation, a Texas corporation (the "Company"), and American General Capital III, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                 For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                 (a) The Certificate of Trust of the Trust, dated as of November 14, 1997 (the "Certificate"), as filed with the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November 14, 1997;

                 (b) The Declaration of Trust of the Trust, dated as of November 14, 1997, among the Company and the trustees of the Trust named therein;

American General Capital III
November 19, 1997
Page 2


                 (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus and prospectus supplement with respect to the Trust (jointly, the "Prospectus"), relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), filed by the Company, the Trust and others with the Securities and Exchange Commission on or about November 19, 1997;

                 (d) A form of Amended and Restated Declaration of Trust for the Trust, to be entered into among the Company, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of such Trust (including Exhibits A-1 and A-2 and Annex I thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

                 (e) A Certificate of Good Standing for the Trust, dated November 19, 1997, obtained from the Secretary of State.

                 Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

                 For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                 With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                 For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (iii) the legal capacity of natural persons who are parties to the documents examined by

American General Capital III
November 19, 1997
Page 3


us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate (substantially in the form of Exhibit A-1 to the Declaration) for such Preferred Security and the payment for such Preferred Security, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

                 This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                 Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                 1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

                 2. The Preferred Securities of the Trust will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                 3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Declaration.

                 We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading "Validity of Securities" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is

American General Capital III
November 19, 1997
Page 4

required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,


                                             /s/ RICHARDS, LAYTON & FINGER, P.A.

BJK/bjr

                   [LETTERHEAD OF RICHARDS, LAYTON & FINGER]





                               November 19, 1997





American General Capital IV
2929 Allen Parkway
Houston, Texas 77019-2155

                 Re:      American General Capital IV

Ladies and Gentlemen:

                 We have acted as special Delaware counsel for American General Corporation, a Texas corporation (the "Company"), and American General Capital IV, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                 For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                 (a) The Certificate of Trust of the Trust, dated as of November 14, 1997 (the "Certificate"), as filed with the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November 14, 1997;

                 (b) The Declaration of Trust of the Trust, dated as of November 14, 1997, among the Company and the trustees of the Trust named therein;

American General Capital IV
November 19, 1997
Page 2


                 (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus and prospectus supplement with respect to the Trust (jointly, the "Prospectus"), relating to the Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), filed by the Company, the Trust and others with the Securities and Exchange Commission on or about November 19, 1997;

                 (d) A form of Amended and Restated Declaration of Trust for the Trust, to be entered into among the Company, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of such Trust (including Exhibits A-1 and A-2 and Annex I thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

                 (e) A Certificate of Good Standing for the Trust, dated November 19, 1997, obtained from the Secretary of State.

                 Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

                 For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                 With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                 For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (iii) the legal capacity of natural persons who are parties to the documents examined by

American General Capital IV
November 19, 1997
Page 3


us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate (substantially in the form of Exhibit A-1 to the Declaration) for such Preferred Security and the payment for such Preferred Security, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

                 This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                 Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                 1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

                 2. The Preferred Securities of the Trust will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                 3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Declaration.

                 We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading "Validity of Securities" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is

American General Capital IV
November 19, 1997
Page 4

required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,


                                             /s/ RICHARDS, LAYTON & FINGER, P.A.

BJK/bjr